EXHIBIT 10.40(k)
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934. The omitted materials have been filed separately with the Securities and Exchange Commission.

AMENDMENT No. 11 TO LETTER AGREEMENT DCT-015/2004

This Amendment No. 11 to Letter Agreement DCT-015/2004, dated as of May 29, 2007 (“Amendment No. 11”) relates to the Letter Agreement DCT-015/2004 (the “Letter Agreement”) between Embraer - Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and Republic Airline Inc. (“Buyer”) dated March 19, 2004 and which concerns the Purchase Agreement DCT-014/2004 (the “Purchase Agreement”), as amended from time to time (collectively referred to herein as “Agreement”).  This Amendment No. 11 is between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No. 11 sets forth additional agreements between Embraer and Buyer related to the ***.

Except as otherwise provided for herein all terms of the Letter Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 11 that are not defined herein shall have the meaning given in the Letter Agreement. In the event of any conflict between this Amendment No. 11 and the Letter Agreement the terms, conditions and provisions of this Amendment No. 11 shall control.

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged Embraer and Buyer hereby agree as follows:

1.	*** EMBRAER 170 ***

1.1 Embraer shall provide, or cause to be provided, to Buyer ***. Such *** shall ***.

1.2 Embraer shall provide, or cause to be provided, to Buyer ***. Such *** shall ***.

1.3 Embraer shall provide, or cause to be provided, to Buyer ***.

1.4 In order to *** Buyer *** and *** Buyer shall be ***; provided *** that this *** shall ***.

1.5 The *** mentioned above shall *** already delivered or operated which Buyer ***; provided that Buyer shall pay Embraer the price for ***.

2.	Seat Covers

2.1 Buyer shall have the option to acquire from Embraer a new passenger seat covers ***.

2.2 *** Buyer ***, the total *** shall be added to *** if Buyer ***, provided that if Buyer does ***, Buyer shall ***. Embraer shall supply the relevant ***.

All other provisions of the Letter Agreement which have not been specifically amended or modified by this Amendment No. 11 shall remain valid in full force and effect without any change.

(Signature page follows)
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***Confidential

        CONFIDENTIAL

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 11 to Letter Agreement to be effective as of the date first written above.

EMBRAER – Empresa Brasileira de Aeronáutica S.A.	Republic Airline Inc.

/s/ Mauro Kern Junior	/s/ Bryan K. Bedford
Name: Mauro Kern Junior	Name
Title: Executive Vice President Airline Market	Title

/s/ José Luís D. Molina	Date: May 29, 2007
Name: José Luís D. Molina	Place: Indianapolis
Title: Vice President Contracts Airline Market

Date: May 29, 2007
Place: S.J. Dos Campos, Brazil

Witness: /s/ Carlos Martins Dutra	Witness: /s/ Lars-Erik Arnell
Name: Carlos Martins Dutra	Name: Lars-Erik Arnell

                      Annex 1

A) ***:

A.1) Main configuration changes:

***

A.2) Applicability:
***.

A.3) Documentation:
All applicable technical publications shall be updated to reflect ***.

A.4) Parts:
1) Kit of parts associated with this *** shall be provided ***
2) ***

B) ***

B.1) Main configuration changes:

***

B.2) Documentation:

1) *** for the *** shall be provide ***.
2) ***.

B.3) Kit of parts:

1) Kit of parts associated with this *** shall be ***
2) ***

B.4) Lead time and labor for ***:

1) Lead time: Parts availablity and *** within ***.
2) Labor associated with *** shall be *** or *** authorized MRO ***.
3) Time for *** shall be *** between Republic and Embraer.

***

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